UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 28, 2008

SLM Student Loan Trust 2008-9
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-141930/333-141930-13	61-1466416
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

c/o Bank of New York Mellon Trust Co, NA, 10161 Centurion Parkway, Jacksonville, Florida		32256
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(703)984-6419

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Closing of SLM Student Loan Trust 2008-9

SLM Student Loan Trust 2008-9 (the "Trust") was formed on April 29, 2008 pursuant to the Trust Agreement (the "Trust Agreement"), dated April 29, 2008, among SLM Funding LLC ("SLM Funding"), The Bank of New York Trust Company, N.A., a national banking association, now known as The Bank of New York Mellon Trust Company, National Association, not in its individual capacity but solely as trustee (the "Trustee") and BNYM (Delaware), now known as BNY Mellon Trust of Delaware, not in its individual capacity but solely as the Delaware trustee (the "Delaware Trustee"). The Trust Agreement was amended and restated as of August 28, 2008.

On August 20, 2008, SLM Funding, SLM Education Credit Finance Corporation ("ECFC") and SLM Corporation on the one hand, and Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and RBC Capital Markets Corporation (collectively, the "Underwriters") named in the Underwriting Agreement relating to the sale of certain notes, on the other, executed and delivered the Underwriting Agreement relating to the Student Loan-Backed Notes to be issued by the Trust. On August 22, 2008, SLM Funding, ECFC and SLM Corporation on the one hand, and the Underwriters, on the other, executed and delivered the Pricing Agreement relating to the Student Loan-Backed Notes to be issued by the Trust.

In connection with the foregoing, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of August 28, 2008, by and among SLM Education Credit Finance Corporation ("ECFC"), SLM Funding and The Bank of New York Mellon Trust Company, National Association, formerly known as The Bank of New York Trust Company, N.A., not in its individual capacity but solely as Interim Eligible Lender Trustee for the benefit of SLM Funding (the "Interim Eligible Lender Trustee"); (b) the Purchase Agreement, dated as of August 28, 2008, by and among Bluemont Funding LLC ("Bluemont Funding"), The Bank of New York Mellon Trust Company, National Association, formerly known as The Bank of New York Trust Company, N.A., not in its individual capacity but solely as Interim Eligible Lender Trustee for Bluemont Funding (the "Bluemont Funding Eligible Lender Trustee"), SLM Funding, the Interim Eligible Lender Trustee and Sallie Mae, Inc. as the servicer (the "Servicer"); (c) the Purchase Agreement, dated as of August 28, 2008, by and among Town Center Funding LLC ("Town Center Funding"), The Bank of New York Mellon Trust Company, National Association, formerly known as The Bank of New York Trust Company, N.A., not in its individual capacity but solely as Interim Eligible Lender Trustee for Town Center Funding (the "Town Center Funding Eligible Lender Trustee"), SLM Funding, the Interim Eligible Lender Trustee and the Servicer; (d) the Purchase Agreement, dated as of August 28, 2008, by and among Town Hall Funding LLC ("Town Hall Funding"), The Bank of New York Mellon Trust Company, National Association, formerly known as The Bank of New York Trust Company, N.A., not in its individual capacity but solely as Interim Eligible Lender Trustee for Town Hall Funding (the "Town Hall Funding Eligible Lender Trustee"), SLM Funding, the Interim Eligible Lender Trustee and the Servicer; (e) the Interim Trust Agreement, dated as of August 28, 2008, by and between SLM Funding and the Interim Eligible Lender Trustee; (f) the Interim Trust Agreement, dated as of August 28, 2008, by and between Bluemont Funding and the Bluemont Funding Eligible Lender Trustee; (g) the Interim Trust Agreement, dated as of August 28, 2008, by and between Town Center Funding and the Town Center Funding Eligible Lender Trustee; (h) the Interim Trust Agreement, dated as of August 28, 2008, by and between Town Hall Funding and the Town Hall Funding Eligible Lender Trustee; (i) the Indenture, dated as of August 28, 2008, by and among the Trust, the Trustee and the Indenture Trustee; (j) the Sale Agreement, dated as of August 28, 2008, by and among the Trust, the Trustee, SLM Funding and the Interim Trustee; (k) the Administration Agreement, dated as of August 28, 2008, by and among the Trust, Sallie Mae, Inc., in its capacity as administrator (the "Administrator"), the Trustee, the Servicer, SLM Funding and the Indenture Trustee and (l) the Servicing Agreement, dated as of August 28, 2008, by and among the Servicer, the Administrator, the Trust, the Trustee and the Indenture Trustee.

On August 28, 2008, the Trust issued $4,086,163,000 of its Student Loan-Backed Notes.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The Trust used the net proceeds of these notes to purchase approximately $4,169,042,340 of student loans.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

1.1 Underwriting Agreement relating to the Student Loan-Backed Notes, dated August 20, 2008, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

1.2 Pricing Agreement relating to the Student Loan-Backed Notes, dated August 22, 2008, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

4.1 Amended and Restated Trust Agreement, dated as of August 28, 2008, by and among SLM Funding, the Trustee, Indenture Trustee and the Delaware Trustee.

4.2 SLM Funding Interim Trust Agreement, dated as of August 28, 2008, by and between SLM Funding and the Interim Eligible Lender Trustee.

4.3 Bluemont Funding Interim Trust Agreement, dated as of August 28, 2008, by and between Bluemont Funding, LLC and the Bluemont Funding Eligible Lender Trustee.

4.4 Town Center Interim Trust Agreement, dated as of August 28, 2008 by and between Town Center LLC and the Town Center Eligible Lender Trustee.

4.5 Town Hall Interim Trust Agreement, dated as of August 28, 2008 by and between Town Hall LLC and the Town Hall Eligible Lender Trustee.

4.6 Indenture, dated as of August 28, 2008, by and among the Trust, the Trustee and the Indenture Trustee.

5.1 Opinion of Richards, Layton & Finger, P.A. dated August 28, 2008 with respect to due authorization, enforceability and legality of the Notes.

99.1 Purchase Agreement, dated as of August 28, 2008, by and among SLM Funding, the Interim Eligible Lender Trustee and ECFC.

99.2 Purchase Agreement, dated as of August 28, 2008, by and among Bluemont Funding, LLC, the Bluemont Funding Eligible Lender Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.

99.3 Purchase Agreement, dated as of August 28, 2008, by and among Town Center Funding LLC, the Town Center Funding Interim Eligible Lender Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.

99.4 Purchase Agreement, dated as of August 28, 2008, by and among Town Hall Funding LLC, the Town Hall Funding Interim Eligible Lender Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.

99.5 Sale Agreement, dated as of August 28, 2008, by and among SLM Funding, the Interim Eligible Lender Trustee, the Trustee and the Trust.

99.6 Administration Agreement, dated as of August 28, 2008, by and among the Trust, the Administrator, SLM Funding, the Trustee, the Servicer and the Indenture Trustee.

99.7 Servicing Agreement, dated as of August 28, 2008, by and among the Servicer, the Administrator, the Trust, the Trustee and the Indenture Trustee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM Student Loan Trust 2008-9

September 3, 2008	By:	SLM FUNDING LLC

Name: SLM FUNDING LLC
Title: .

SLM Student Loan Trust 2008-9

September 3, 2008	By:	/s/ MARK L. HELEEN

Name: MARK L. HELEEN
Title: VICE PRESIDENT

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Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement relating to the Student Loan-Backed Notes, dated August 20, 2008, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.
1.2	Pricing Agreement relating to the Student Loan-Backed Notes, dated August 22, 2008, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.
4.1	Amended and Restated Trust Agreement, dated as of August 28, 2008, by and among SLM Funding, the Trustee, Indenture Trustee and the Delaware Trustee.
4.2	SLM Funding Interim Trust Agreement, dated as of August 28, 2008, by and between SLM Funding and the Interim Eligible Lender Trustee.
4.3	Bluemont Funding Interim Trust Agreement, dated as of August 28, 2008, by and between Bluemont Funding, LLC and the Bluemont Funding Eligible Lender Trustee.
4.4	Town Center Interim Trust Agreement, dated as of August 28, 2008 by and between Town Center LLC and the Town Center Eligible Lender Trustee.
4.5	Town Hall Interim Trust Agreement, dated as of August 28, 2008 by and between Town Hall LLC and the Town Hall Eligible Lender Trustee.
4.6	Indenture, dated as of August 28, 2008, by and among the Trust, the Trustee and the Indenture Trustee.
5.1	Opinion of Richards, Layton & Finger, P.A. dated August 28, 2008 with respect to due authorization, enforceability and legality of the Notes.
99.1	Purchase Agreement, dated as of August 28, 2008, by and among SLM Funding, the Interim Eligible Lender Trustee and ECFC.
99.2	Purchase Agreement, dated as of August 28, 2008, by and among Bluemont Funding, LLC, the Bluemont Funding Eligible Lender Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.
99.3	Purchase Agreement, dated as of August 28, 2008, by and among Town Center Funding LLC, the Town Center Funding Interim Eligible Lender Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.
99.4	Purchase Agreement, dated as of August 28, 2008, by and among Town Hall Funding LLC, the Town Hall Funding Interim Eligible Lender Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.
99.5	Sale Agreement, dated as of August 28, 2008, by and among SLM Funding, the Interim Eligible Lender Trustee, the Trustee and the Trust.
99.6	Administration Agreement, dated as of August 28, 2008, by and among the Trust, the Administrator, SLM Funding, the Trustee, the Servicer and the Indenture Trustee.
99.7	Servicing Agreement, dated as of August 28, 2008, by and among the Servicer, the Administrator, the Trust, the Trustee and the Indenture Trustee.